UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 22, 2004



                       AMERICAN EXPRESS CREDIT CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                     1-6908                 11-1988350
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



    One Christina Centre, 301 North Walnut Street
         Suite 1002, Wilmington, Delaware                19801-2919
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (302) 594-3350
               ---------------------------------------------------


                                       None
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))




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Explanatory Note

The Registrant filed a Current Report on Form 8-K dated November 22, 2004, which report was amended by a report on Form 8-K/A filed December 9, 2005, to report the decision of the American Express Company Audit Committee to replace the Registrant's independent registered public accountants. This amendment is being filed to update the information as of the date hereof.


Item 4.01 Changes in Registrant's Certifying Accountant.

     On November 22, 2004, the Audit Committee of the Board of Directors of American Express Company appointed PricewaterhouseCoopers LLP ("PwC") as the Registrant's independent registered public accounting firm ("auditors") for the fiscal year ending December 31, 2005 and dismissed Ernst & Young LLP ("E&Y") as the Registrant's auditors for the 2005 fiscal year. E&Y has completed its engagement as the Registrant's auditors for the 2004 fiscal year.

     E&Y's reports on the Registrant's consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended December 31, 2004 and 2003 and through the date hereof, there were no disagreements between the Registrant and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. During the two most recent fiscal years and through the date hereof, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)).

     During the Registrant's two most recent fiscal years and through the date hereof, the Company did not consult with PwC in respect of the Registrant's consolidated financial statements for the years ended December 31, 2004 and December 31, 2003 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Registrant has requested E&Y to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y's letter, dated March 31, 2005 , is filed as Exhibit 16.1 to this Form 8-K/A.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

     16.1  Letter to the  Securities and Exchange Commission  from Ernst & Young
           LLP.


















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN EXPRESS CREDIT CORPORATION
                                            (REGISTRANT)

                                            By:     /s/ Stephen P. Norman
                                                    ---------------------
                                            Name:   Stephen P. Norman
                                            Title:  Secretary




DATE:   March 31, 2005


















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                        EXHIBIT INDEX
                        -------------


Item No.                Description
--------                -----------

16.1                    Letter to the Securities and Exchange Commission from
                        Ernst & Young LLP.

























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